SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     October 8, 1998
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                              Wachovia Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                 North Carolina
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                 (State or Other Jurisdiction of Incorporation)

           333-59165                              56-1473727
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      (Commission File Number)          (IRS Employer Identification No.)

100 North Main Street, Winston-Salem, North Carolina               27101
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (336) 770-5000
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              (Registrant's Telephone Number, Including Area Code)
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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

          1.1 Underwriting Agreement dated as of September 18, 1998, between Wachovia Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          1.2 Underwriting Agreement dated as of September 30, 1998, among Wachovia Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WACHOVIA CORPORATION
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                                           Registrant


Date October 8, 1998                       By:/s/ Robert S. McCoy, Jr.
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